EXHIBIT 10.9
                                                                    ------------



                                    FORM OF
                          REGISTRATION RIGHTS AGREEMENT

                                                                [       ], 2002

To the several persons listed
in Schedule I attached hereto:

Ladies and Gentlemen:

         This will confirm that with respect to certain purchasers named in
Schedule I hereto (collectively with their respective successors and assigns, the "PURCHASERS"), in each case for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, (i) SpectraSite Holdings, Inc., a Delaware corporation (the "COMPANY"), and SpectraSite Intermediate Holdings, LLC, a Delaware limited liability company ("INTERMEDIATE HOLDCO," and, together with the Company, the "CO-ISSUERS" and each, a "CO-ISSUER"), hereby jointly and severally covenant and agree with each of you and with each subsequent holder of Restricted Notes (as such term is defined herein) as follows and (ii) the Company hereby covenants and agrees with each of you and with each subsequent holder of Restricted Stock (as such term is defined herein) as follows:

         1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         "BLACKOUT PERIOD" shall have the meaning set forth in Section 15 hereof.

         "COMMISSION" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" means the Common Stock, par value $0.001 per share, of the Company, subject to adjustment pursuant to the provisions of Section 12 hereof.

         "DISTRIBUTION IN KIND" shall have the meaning set forth in Section 3 hereof.

         "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 7 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "EXISTING REGISTRATION RIGHTS AGREEMENT" means the Second Amended and Restated Registration Rights Agreement dated April 20, 1999, as amended through the date hereof.

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         "INDENTURE" shall have the meaning set forth in Section 26.01 of the
Notes.

         "INITIAL REGISTRATION STATEMENT" shall have the meaning set forth in
Section 7 hereof.

         "NOTES" means the 12.875% Convertible Term Notes due 2008 issued by the Company and Intermediate Holdco and any replacement Notes that may be issued from time to time pursuant to the terms thereof, including any Notes that may be issued under the Indenture.

         "REGISTRATION EXPENSES" means the expenses so described in Section 10 hereof.

         "RESTRICTED NOTES" means the Notes; PROVIDED that any Note shall cease to be a Restricted Note if and when such Note shall have been (i) effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such Notes, (ii) transferred, if such transfer (or, in the case of a Distribution in Kind, if the subsequent transfer of such Note by such partners or members) is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (iii) otherwise transferred, if a new certificate or other evidence of ownership for such Note not bearing the legend set forth in Section 2 hereof shall have been delivered by the Co-Issuers pursuant to Section 2 or 3 hereof, and subsequent disposition of such Note shall not require registration or qualification under the Securities Act.

         "RESTRICTED SECURITIES" means, together, the Restricted Stock and the Restricted Notes.

         "RESTRICTED STOCK" means shares of Common Stock issued upon conversion of the Notes and other shares of Common Stock owned by the Purchasers (other than shares of Common Stock that are "Restricted Stock" pursuant to the Existing Registration Rights Agreement or the Trimaran Registration Rights Agreement); PROVIDED that any such shares of Common Stock shall cease to be Restricted Stock if and when such shares shall have been (i) effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares, (ii) transferred, if such transfer (or, in the case of a Distribution in Kind, if the subsequent transfer of such Common Stock by such partners or members) is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (iii) otherwise transferred, if new certificates or other evidences of ownership for such shares of Common Stock not bearing the legend set forth in Section 2 hereof shall have been delivered by the Company pursuant to Section 2 or 3 hereof, and

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subsequent disposition of such shares of Common Stock shall not require registration or qualification under the Securities Act.

         "RULE 144A" means Rule 144A promulgated under the Securities Act.

         "RULE 144A DEMAND" shall have the meaning set forth in Section 8 hereof.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "SELLING EXPENSES" means the expenses so described in Section 10 hereof.

         "STOCKHOLDERS' AGREEMENT" means the Fourth Amended and Restated Stockholders' Agreement of the Company of even date herewith (as amended from time to time).

         "TIA" means the Trust Indenture Act of 1939 as in effect on the date of the Indenture.

         "TRIMARAN REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of November 20, 2000, by and among the Company and the other parties listed therein, as amended through the date hereof.

         2. RESTRICTIVE LEGEND. Each certificate representing the Notes and each certificate representing the Common Stock issued upon conversion of the Notes and each certificate issued upon exchange, adjustment or transfer thereof shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

         If any Note or share of Common Stock ceases to be a Restricted Security, or as otherwise provided in Section 3 hereof, upon the written request of the holder of such Note or share of Common Stock, respectively, the Company (or, in the case of Restricted Notes, the Co-Issuers) shall issue to such holder, without expense, a new certificate evidencing such security without the restrictive legend set forth above.

         3.       NOTICE OF PROPOSED TRANSFER.

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                  (a)      Prior to any proposed transfer of any Restricted
Security (other than to a Permitted Transferee (as defined in the Stockholders' Agreement) of such holder, in a registered offering as contemplated by Section 4, 5, 6 or 7 hereof or in a transfer pursuant to Rule 144A as contemplated by
Section 8 hereof), the holder thereof shall give written notice to the Company (or, in the case of Restricted Notes, the Co-Issuers) of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon, subject to the terms of the Stockholders' Agreement, such holder shall be entitled to transfer such securities in accordance with the terms of its notice; PROVIDED that no such opinion shall be required if such notice shall cover a distribution by a holder of Restricted Securities that is a partnership or limited liability company to a partner or member of such holder if such distribution is made after the expiration of the holding period specified with respect thereto in Rule 144(d)(1) under the Securities Act, pro rata in accordance with the respective partnership or limited liability company agreement of such holder without payment of additional consideration therefor by such partners or members (each such distribution, a "DISTRIBUTION IN KIND").

                  (b) Whenever a holder of Restricted Securities is able to provide a written opinion of counsel to the Company (and its counsel) to the effect that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Restricted Securities shall be entitled to receive from the Company (or, in the case of Restricted Notes, the Co-Issuers), without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

         4.       REQUIRED REGISTRATION.

                  (a) Subject to the terms of Section 2 of the Stockholders' Agreement, the holders of (i) Restricted Stock constituting at least 30% of the Restricted Stock outstanding at such time (treating for this purpose the Common Stock issuable upon conversion of the Notes as outstanding Restricted Stock) or (ii) Restricted Notes having an aggregate principal amount constituting at least 30% of the aggregate principal amount of all Restricted Notes outstanding at such time, may request the Company or, in the case of the Restricted Notes, the Co-Issuers to register under the Securities Act all or any portion of the Restricted Stock or Restricted Notes (and the Restricted Stock issuable upon conversion thereof), respectively, held by such requesting holder or holders for sale in the manner specified in such notice. The Co-Issuers shall have no obligation to effect a registration under this Section 4 unless either
(i) the number of securities requested to be sold pursuant to such

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registration is at least [________] shares of Common Stock (or, in the case of
Restricted Notes, an amount of securities convertible into at least such number of shares of Common Stock) or (ii) the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $50 million.

                  (b)      Promptly following receipt of any notice under this
Section 4, the Company or, in the case of the Restricted Notes, the Co-Issuers shall (i) immediately give written notice to any holders of the applicable type of Restricted Securities from whom notice has not been received, and (ii) file and use reasonable best efforts to have declared effective a registration statement under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from such requesting holders the number or amount, as applicable, of Restricted Securities specified in such notice (and in any notices received from other holders of Restricted Securities of the same type as those specified by such requesting holders within 20 days after the receipt by such other holders of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Company may designate the managing underwriter of such offering which shall be a firm of recognized national standing, subject to the approval of the selling holders of a majority in number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of the Restricted Securities included in the offering, which approval shall not be unreasonably withheld. The number or amount, as applicable, of Restricted Securities to be included in such an underwriting may be reduced (pro rata among all of the requesting holders based on the number or amount, as applicable, of securities requested by each holder to be included) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein. Notwithstanding anything to the contrary contained herein, the obligations of the Co-Issuers under this Section 4 shall be deemed satisfied only when a registration statement covering all Restricted Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such securities shall have been sold pursuant thereto.

                  (c) Except pursuant to the Existing Registration Rights Agreement or the Trimaran Registration Rights Agreement, the Company will not effect any other registration of its Common Stock, and the Co-Issuers will not effect any other registration of debt securities, whether for their own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution contemplated thereby.

                  (d) Notwithstanding anything to the contrary contained herein, the Company shall be obligated to register Restricted Stock pursuant to this Section 4 on three occasions only and the Co-Issuers shall be obligated to register Restricted Notes (and the Restricted Stock issuable upon conversion thereof) pursuant to this Section 4 on three occasions only.

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         5.       FORM S-3 REGISTRATION.

                  (a) If, at any time when Form S-3 is available for the registration of Restricted Stock or Restricted Notes, as applicable, and subject to the terms of Section 2 of the Stockholders' Agreement, the Company shall receive from any holder of Restricted Securities a written request that the Company or, in the case of the Restricted Notes, the Co-Issuers effect a registration on Form S-3 of any of such holder's Restricted Stock or Restricted Notes (and the Restricted Stock issuable upon conversion thereof), respectively, the Company will promptly give written notice of the proposed registration to all other holders of Restricted Securities of the same type as those specified by such requesting holders. As soon as practicable thereafter, the Company or, in the case of the Restricted Notes, the Co-Issuers will effect such registration and all such related qualifications and compliances as may be reasonably requested and as would permit or facilitate the sale and distribution of all Restricted Securities specified in such request and any written requests of other holders of Restricted Securities of the same type as those specified by such requesting holder given within 20 days after receipt of such notice by such other holders. The Co-Issuers shall have no obligation to effect a registration under this Section 5 unless either (i) the number of securities requested to be sold pursuant to such registration is at least [________] shares of Common Stock (or, in the case of Restricted Notes, an amount of securities convertible into at least such number of shares of Common Stock) or (ii) the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $20 million. If such registration shall be an underwritten public offering, the Company may designate the managing underwriter of such offering which shall be a firm of recognized national standing, subject to the approval of the selling holders of a majority in number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of the Restricted Securities included in the offering, which approval shall not be unreasonably withheld. The number or amount, as applicable, of Restricted Securities to be included in such an underwriting may be reduced (pro rata among all of the requesting holders based on the number or amount, as applicable, of securities requested by each holder to be included) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein.

                  (b) Registrations effected pursuant to this Section 5 shall not be counted as requests for registration pursuant to Section 4. The Company shall not be obligated to effect more than one registration of Restricted Stock pursuant to this Section 5 in any six month period and the Co-Issuers shall not be obligated to effect more than one registration of Restricted Notes (and the Restricted Stock issuable upon conversion thereof) pursuant to this Section 5 in any six month period.

         6. INCIDENTAL REGISTRATION. Subject to the terms of Section 2 of the Stockholders' Agreement, if the Company at any time (other than pursuant to

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Section 4, 5 or 7 hereof) proposes to register any of its Common Stock under the
Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so. Subject to the terms of Section 2 of the Stockholders' Agreement, if any Co-Issuer at any time (other than pursuant to Section 4, 5 or 7 hereof) proposes to register debt securities under the Securities Act for sale to the public, whether for their own account, in the case of a registered offering, or for the account of other securityholders or, in the case of a registered offering, both (except with respect to registration statements on Form S-4 or another form not available for registering the Restricted Notes (and the Restricted Stock issuable upon conversion thereof) for sale to the public), the Co-Issuers will give written notice at such time to all holders of outstanding Restricted Notes of their intention to do so. Upon the written request of any such holder, given within 20 days after receipt of any such notice by any Co-Issuer to register any of its applicable Restricted Securities (which request shall state the intended method of disposition thereof), such Co-Issuer will use its reasonable best efforts to cause the Restricted Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by such Co-Issuer, all to the extent required to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Securities; PROVIDED that nothing herein shall prevent such Co-Issuer from abandoning or delaying such registration at any time. In the event that any registration pursuant to this
Section 6 shall be, in whole or in part, an underwritten public offering of Common Stock or debt securities, as the case may be, any request by a holder pursuant to this Section 6 to register Restricted Securities shall specify that either (i) such Restricted Securities are to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through underwriters under such registration or (ii) such Restricted Securities are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number or amount, as applicable, of Restricted Securities to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by any Co-Issuer therein or by holders of Restricted Securities. In such event,

                           (x) if Common Stock is being registered, the Company shall include in such registration (i) first, the securities the Company proposes to sell or the securities proposed to be sold pursuant to Section 4 or 5 of the Trimaran Registration Rights Agreement or pursuant to Section 4 of the Existing Registration Rights Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares owned by each such holder, (ii) second, the Restricted Stock requested to

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         be included in such registration hereunder, the "Restricted Stock"
         requested to be included in such registration pursuant to the Existing Registration Rights Agreement (other than Section 4 thereof) or Section 6 of the Trimaran Registration Rights Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares owned by each such holder, (iii) third, the Management Stock (as defined in the Existing Registration Rights Agreement) requested to be included in such registration pursuant to the Existing Registration Rights Agreement, pro rata among the holders thereof participating in such registration based upon the number of shares requested by such holder, and (iv) fourth, other securities requested to be included in such registration by persons other than holders of Restricted Stock or Management Stock; and

                           (y) if debt securities are being registered, the Co-Issuers shall include in such registration (i) first, such debt securities and (ii) second, the Restricted Notes (and the Restricted Stock issuable upon conversion thereof) requested to be included in such registration hereunder.

         Notwithstanding anything to the contrary contained in this Section 6, in the event that there is a firm commitment underwritten public offering of securities of any Co-Issuer pursuant to a registration covering Restricted Securities and a holder of Restricted Securities does not elect to sell its securities to the underwriters of such Co-Issuer's securities in connection with such offering, such holder shall refrain from selling such securities, or securities convertible into or exchangeable for such securities, so registered pursuant to this Section 6 during the period of distribution of such Co-Issuer's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; PROVIDED that such holder shall, in any event, be entitled to sell such securities commencing on the 181st day after the effective date of such registration statement.

         7. SHELF REGISTRATION. Subject to the terms of Section 2 of the Stockholders' Agreement, promptly, but in no event later than 60 days, following the date the Company receives a written request either from holders of Restricted Stock or holders of Restricted Notes constituting at least 30% of the Restricted Stock or Restricted Notes, respectively, outstanding at such time (treating for this purpose the Common Stock issuable upon conversion of the Notes as outstanding Restricted Stock), the Company or, in the case of the Restricted Notes, the Co-Issuers shall (i) prepare and file with the Commission a registration statement covering the Restricted Stock or a registration statement covering the Restricted Notes (and the Restricted Stock issuable upon conversion thereof), as applicable (each, an "INITIAL REGISTRATION STATEMENT"), which shall cover the resale from time to time of (x) in the case of Restricted Stock, the maximum number of shares of Restricted Stock issued or to be issued upon conversion of the Notes, including pursuant to any Conversion Interest Payment as defined therein (and, to the extent allowable under the Securities Act and the Rules promulgated thereunder shall

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state that such Initial Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the conversion of the Notes pursuant to the anti-dilution provisions contained therein) or (y) in the case of Restricted Notes, all of the Restricted Notes then outstanding and the maximum number of shares of Restricted Stock issued or to be issued upon conversion of the Notes, including pursuant to any Conversion Interest Payment as defined therein (and, to the extent allowable under the Securities Act and the Rules promulgated thereunder shall state that such Initial Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the conversion of the Notes pursuant to the anti-dilution provisions contained therein), in each case in an offering to be made on a continuous basis pursuant to a "shelf" registration statement under Rule 415 and (ii) use best efforts to cause such Initial Registration Statement to become effective on or prior to the 120th day after the date of such request. On or prior to the 120th day after the date of such request, the Company or, in the case of the Restricted Notes, the Co-Issuers shall notify the holders of Restricted Securities that a shelf registration statement covering the applicable type of Restricted Securities owned by the holders on the date of such request has become effective under the Securities Act, no stop order has been issued or threatened and, upon conversion of the Notes, the Restricted Securities issuable upon conversion thereof will be eligible for sale thereunder. Each Initial Registration Statement shall be on Form S-3 or other similar form (or any successor form), if the applicable Co-Issuer(s) are eligible to use such form. Each applicable Co-Issuer shall use its best efforts to cause each Initial Registration Statement to be kept continuously effective, supplemented, amended and current under the Securities Act (subject to Section 15(a) hereof) until the date which is two years after the date on which the securities can be sold pursuant to such Initial Registration Statement or such earlier date when all such Restricted Securities have been sold (the "EFFECTIVENESS PERIOD"); PROVIDED that the Effectiveness Period shall be extended by a period of time equal to the length of any Blackout Period imposed pursuant to Section 15(a).

         If at any time during the period of effectiveness of an Initial Registration Statement the number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of Restricted Securities contemplated to be offered pursuant to such Initial Registration Statement is expected to be more than [ ], in the case of Restricted Stock, or $[ ], in the case of Restricted Notes and if the holders of a majority in number or amount, as applicable, of Restricted Securities contemplated to be included in such offering so elect, such offering may be in the form of an underwritten public offering.

         Unless the holders of a majority in number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of the then outstanding Restricted Securities (treating for this purpose the Common Stock issuable upon conversion of the Notes as outstanding Restricted Stock) shall consent in writing, no other person or entity, including the Co-Issuers, shall be permitted to offer

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securities under any Initial Registration Statement other than any subsequent holder of the same type of Restricted Securities.

         If any offering pursuant to an Initial Registration Statement is in the form of an underwritten public offering, the holders of a majority in number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of Restricted Securities requested to be included in such registration shall have the right to select the managing underwriter or co-managing underwriters for such public offering which will be a firm of recognized national standing and subject to the approval of the Company, which approval shall not be unreasonably withheld.

         8. RULE 144A DEMAND. (a) Subject to the terms of Section 2 of the Stockholders' Agreement, if any one or more holders of Restricted Notes having an aggregate principal amount constituting at least 30% of the aggregate principal amount of all Restricted Notes outstanding at such time, desire to transfer any such securities pursuant to Rule 144A, the Co-Issuers will promptly, upon the written request (a "RULE 144A DEMAND") by such holders, use their reasonable best efforts to facilitate the consummation of such Rule 144A transaction by the holders in accordance with the requirements of Rule 144A and with such request, including but not limited to preparing an offering memorandum with respect to such transaction containing information customarily included in connection with Rule 144A transactions of the type contemplated by the request; PROVIDED that the Co-Issuers shall not be obligated to effect (i) in the aggregate, more than three offerings pursuant to this Section 8 or (ii) any offering pursuant to this Section 8 unless either (A) the aggregate principal amount of Restricted Notes requested to be sold pursuant to such registration is that amount of securities convertible into at least [________] shares of Common Stock or (B) the aggregate offering price of the Restricted Notes requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $50 million. The provisions of Sections 6, 9 (other than paragraphs (a), (i) and (j) and the penultimate paragraph thereof), 10, 11, 12, 14 and 15 shall apply, mutatis mutandis, to the preparation of any such offering memorandum and such offering.

                  (b) If the Co-Issuers shall receive a Rule 144A Demand, then the Co-Issuers shall, promptly following receipt thereof, give written notice of such Rule 144A Demand to all other holders of Restricted Notes. Upon the written request of any holder of Restricted Notes that is received by the Co-Issuers within five business days after the receipt by the holder of the written notice referred to in the prior sentence, the Co-Issuers shall take the actions specified in the preceding paragraph with respect to all Restricted Notes held by such holder that are of the same type as that to which the Rule 144A Demand relates.

                  (c)      The holders who made the Rule 144A Demand under this
Section 8 may, at any time prior to the pricing of the contemplated Rule 144A transaction, revoke such Rule 144A Demand, without liability to any of the other holders, by providing a written notice to the Co-Issuers revoking such request.

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         9.       REGISTRATION PROCEDURES. If and whenever any Co-Issuer is
required by the provisions of Section 4, 5, 6 or 7 hereof to register, or use its reasonable best efforts to effect the registration of, any of the Restricted Securities under the Securities Act, such Co-Issuer will, as expeditiously as possible:

                  (a) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as provided below or in Section 7, as applicable);

                  (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of such securities or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request (provided that no Co-Issuer will be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to so qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

                  (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (f) use its reasonable best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Securities are

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delivered to the underwriters for sale pursuant to such registration: (i) an opinion of counsel representing the Company or, in the case of the Restricted Notes, the Co-Issuers, for the purposes of such registration, addressed to the underwriters and to such seller and dated such date, stating that such registration statement has become effective under the Securities Act and that
(A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request;

                  (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent documents and properties (corporate or otherwise) of the Company or, in the case of the Restricted Notes, the Co-Issuers, and cause the Company's or, if applicable, each Co-Issuer's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement;

                  (h) provide a CUSIP number for all Restricted Notes not later than the effective date of a registration statement covering such Restricted Notes and provide the trustee under the Indenture with printed certificates for the Restricted Notes which are in a form eligible for deposit with the Depository Trust Company;

                  (i) in the case of any registration relating to the Restricted Notes (and the Restricted Stock issuable upon conversion thereof), cause the Indenture to be qualified under the TIA not later than the effective date of the first registration statement relating to the Restricted Notes (and the Restricted Stock issuable upon conversion thereof) required by this Agreement and, in connection therewith, cooperate with the trustee and the holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (j) use its best efforts to list all Restricted Securities covered by such registration statement on any securities exchange or quotation system on which any of the Common Stock or the Notes, as applicable, are then listed or traded.

For purposes of paragraphs (a) and (b) above and of Section 4(c) hereof, the period of distribution of Restricted Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, which period shall in no circumstances exceed six months after the effective date of the related registration statement, and the period of distribution of securities in any other registration shall be deemed to extend until the earlier of the sale of all securities covered thereby or six months (or, in the case of a "shelf" registration statement, two years) after the effective date thereof.

         The Company or, in the case of the Restricted Notes, the Co-Issuers will, at the request of the holders of Restricted Securities, assist the holders in the marketing of the Restricted Securities (including any marketing efforts prior to the effectiveness of the registration statement) to be registered pursuant to any public offering requested hereunder (including having officers of the Company or, in the case of the Restricted Notes, the Co-Issuers, attend "road shows" and analyst or investor presentations scheduled in connection with such registrations). The Company or, in the case of the Restricted Notes, each Co-Issuer, will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning with the first full calendar month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         In connection with each registration hereunder, the selling holders of Restricted Securities will furnish to the Co-Issuers in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws. No Co-Issuer shall be under any obligation to register for any registration pursuant to this Agreement the Restricted Securities of any holder unless such holder provides the information requested in accordance with the preceding sentence within 20 days following receipt of such Co-Issuer's request for such information.

         In connection with each registration pursuant to Section 4, 5, 6 or 7 hereof covering an underwritten public offering, the Company or, in the case of the Restricted Notes, the Co-Issuers, and all holders of Restricted Securities participating in such registration agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the size and investment stature of the Company or, if applicable, the Co-Issuers; PROVIDED that such agreement shall not contain any such provision applicable to any Co-Issuer which is inconsistent with the provisions hereof; PROVIDED FURTHER that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling holders of Restricted Securities.

         10. EXPENSES. All expenses incurred by the Co-Issuers in complying with Sections 4, 5, 6, 7 and 8 hereof, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fees and expenses of compliance with federal securities and state Blue Sky or securities laws, costs and expenses of any trustee under the Indenture and fees and expenses of one counsel (in addition to local counsel) for the sellers of Restricted Securities (which counsel shall be selected by holders selling a majority in number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of Restricted Securities to be included in such registration), but excluding any Selling Expenses, are herein called "REGISTRATION EXPENSES". All underwriting discounts and selling commissions applicable to the sale of Restricted Securities are herein called "SELLING EXPENSES".

         The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4, 5, 6 or 7 hereof and each offering memorandum prepared pursuant to Section 8 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Section 4, 5, 6 or 7 hereof or any offering memorandum prepared pursuant to Section 8 hereof, shall be borne by the participating sellers in proportion to the number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of securities sold by each, or by such persons other than the Co-Issuers (except to the extent the Co-Issuers shall be sellers) as they may agree.

         11. INDEMNIFICATION. In the event of a registration of any of the Restricted Securities under the Securities Act pursuant to Section 4, 5, 6 or 7 hereof, the Company or, in the case of the Restricted Notes, each Co-Issuer, jointly and severally, will indemnify and hold harmless each seller of such securities thereunder and each underwriter of such securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Securities were registered under the Securities Act pursuant to Section 4, 5, 6 or 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, in each case, as such expenses are incurred; PROVIDED that no Co-Issuer will be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

         In the event of a registration of any of the Restricted Securities under the Securities Act pursuant to Section 4, 5, 6 or 7 hereof, each seller of such Restricted Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company or, in the case of the Restricted Notes, each Co-Issuer, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of any Co-Issuer who signs the registration statement, each director of any Co-Issuer, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which any Co-Issuer or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such securities was registered under the Securities Act pursuant to Section 4, 5, 6 or 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Co-Issuer and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to any Co-Issuer by such seller specifically for use in such registration statement or prospectus; PROVIDED FURTHER that the liability of each seller hereunder shall be limited to the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Securities covered by such registration statement.

         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder, except as otherwise provided in this Section
11. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid, (ii) the indemnified party shall have retained such counsel in accordance with the proviso of the immediately preceding paragraph or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         If the indemnification provided for in the first two paragraphs of this
Section 11 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Co-Issuers, on the one hand, and the underwriters and the sellers of such Restricted Securities, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this
Section 11. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Co-Issuers, on the one hand, or the underwriters and the sellers of such securities on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Co-Issuers and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation (even if all of the sellers of such Restricted Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, the sellers of such Restricted Securities shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock or Notes, as the case may be, sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         The indemnification of underwriters provided for in this Section 11 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters.

         12. CHANGES IN SECURITIES. If, and as often as, there are any changes in the Common Stock or other securities of any Co-Issuer by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization (including a merger or consolidation in which the holders of Common Stock or Notes receive securities of an acquiror or its parent), or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock or Notes as so changed.

         13. REPRESENTATIONS AND WARRANTIES OF THE CO-ISSUERS. Each Co-Issuer, jointly and severally, represents and warrants to you as follows:

                  (a) The execution, delivery and performance of this Agreement by such Co-Issuer have been duly authorized by all requisite action (corporate or otherwise) and will not violate any provision of law, any order of any court or other agency of government, the certificate of incorporation, by-laws or other constituent documents of such Co-Issuer, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Co-Issuer.

                  (b) This Agreement has been duly executed and delivered by such Co-Issuer and constitutes the legal, valid and binding obligation of such Co-Issuer, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

         14. RULE 144 AND RULE 144A REPORTING. Each Co-Issuer, jointly and severally, agrees with you as follows:

                  (a) Such Co-Issuer shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date it is first required to do so (and without regard to whether or not it is required to do so at any time from and after such date, such Co-Issuer will file with the Commission such periodic and other reports as an issuer of securities that is a reporting company, as those terms are understood and defined in the Exchange Act, would be required to file with the Commission in compliance with the Exchange Act, unless the Commission refuses to accept such materials for filing); PROVIDED that Intermediate Holdco shall not be required to comply with the foregoing so long as it is exempt from making filings under the Exchange Act with respect to the Restricted Notes pursuant to Rule 12h-5 thereunder.

                  (b) Such Co-Issuer shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after such Co-Issuer is subject to such reporting requirements of the Exchange Act.

                  (c) Such Co-Issuer shall furnish to such holder of Restricted Securities forthwith upon request (i) a written statement by such Co-Issuer as to its compliance with the reporting requirements of Rule 144 under the Securities

Act (at any time from and after the date it first becomes subject to such reporting requirements) and of the Securities Act and the Exchange Act (whether or not at such time it is subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of such Co-Issuer, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Securities to sell any such securities without registration.

                  (d) Such Co-Issuer shall, for so long as any Restricted Notes remain outstanding and during any period in which such Co-Issuer is not subject to Section 13 or 15(d) of the Exchange Act, make available, upon request of any holder of Restricted Notes, to such holder or beneficial owner of the Restricted Notes in connection with any sale thereof and any prospective purchaser of such Restricted Notes designated by such holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Restricted Notes pursuant to Rule 144A.

         15.      MISCELLANEOUS.

                  (a) Notwithstanding anything herein to the contrary, in the event that, at the time any Co-Issuer would otherwise be required to file a registration statement pursuant to Section 4, 5 or 7 or during the time that a registration statement filed pursuant to Section 4, 5 or 7 is effective, such Co-Issuer reasonably determines, based upon advice of counsel, that due to the existence of material non-public information, disclosure of such material non-public information would be required to make the statements contained in the applicable registration statement not misleading (including, without limitation and for the avoidance of doubt, the pendency of a public or private offering by such Co-Issuer or an offering pursuant to the Trimaran Registration Rights Agreement or the Existing Registration Rights Agreement), and such Co-Issuer has a bona fide business purpose for preserving as confidential such material non-public information, such Co-Issuer shall have the right to defer the filing or suspend the use of such registration statement (a "BLACKOUT PERIOD"), and no holder of Restricted Securities shall be permitted to sell any Restricted Securities pursuant thereto, until such time as such suspension is no longer required hereunder; PROVIDED that such time shall not exceed a period of 20 consecutive days; PROVIDED FURTHER that any such 20-day period may be extended for 25 additional consecutive days if such Co-Issuer reasonably determines, based upon the advice of its counsel and after conversations with counsel for holders of the Restricted Securities, that such extension would be required and counsel for holders of the Restricted Securities determine that such Co-Issuer's position is reasonable. As soon as such suspension is no longer required hereunder or upon expiration of a 45-day Blackout Period, such Co-Issuer shall take all such actions as are required to permit sales by holders of Restricted Securities under an effective registration statement, including, if required, promptly, but in no event later than the date such Co-Issuer files any documents with the Commission referencing such material information, filing with the Commission either such registration statement or, if necessary, an amendment to such registration statement disclosing such information and using its best efforts to have such registration statement or amendment declared effective as soon as possible, unless, in the case of a deferral of filing or a suspension of use of a registration statement pursuant to Section 4 or 5, on or prior to the expiration of the Blackout Period, securityholders holding a majority in number (in the case of Restricted Stock) or amount (in the case of Restricted Notes) of the securities requested to be included in such registration, by written notice to such Co-Issuer, withdraw the request made, in which case, such request made shall not count as a requested registration under Section 4 or 5. In the event that the use of a registration statement filed pursuant to Section 4, 5 or 7 is suspended, the period of distribution shall be extended by a period of time equal to the length of the Blackout Period.

         In the event that the filing of a registration statement is deferred or the use of a registration statement is suspended by any Co-Issuer, such Co-Issuer shall promptly notify all holders whose securities are covered by the registration statement of such deferral or suspension, and shall promptly notify each such holder as soon as the registration statement is filed or the use of the registration statement may be resumed. Notwithstanding anything to the contrary, such Co-Issuer shall cause the transfer agent to deliver unlegended shares of Common Stock or Notes, as the case may be, to a transferee of a holder in order to effect the settlement of any lawful sale of Restricted Securities pursuant to a contract for sale which requires settlement within four business days of execution and which was executed prior to receipt of notice of such Blackout Period. The Co-Issuers shall be entitled to effect no more than an aggregate of two Blackout Periods during any 12-month period.

                  (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; PROVIDED that no Co-Issuer may assign its obligations hereunder (except for any such assignment as a matter of law). Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Securities shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Securities (including any underwriters) for so long as the certificates representing the Restricted Securities shall be required to bear the legend specified in Section 2 hereof.

                  (c) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by first class registered mail, postage prepaid, addressed as follows:

if to any Co-Issuer, to it

                  c/o SpectraSite Holdings, Inc.
                  100 Regency Forest Drive, Suite 400

                  Cary, North Carolina 27511
                  Attention: President

with a copy to:

                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, New York  10019-6064
                  Attention: Bruce Gutenplan, Esq.

if to any holder of Restricted Securities, at the address as set forth under such holder's name on the applicable Schedule hereto;

if to any subsequent holder of Restricted Securities, to such holder at such address as may have been furnished to the Co-Issuers in writing by such holder;

with a copy (if to a holder of Restricted Securities affiliated with Welsh, Carson, Anderson & Stowe) to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, New York 10017
                  Attention:  Carole Schiffman, Esq.

or, in any case, at such other address or addresses as shall have been furnished in writing to the Co-Issuers (in the case of a holder of Restricted Securities) or to the holders of Restricted Securities (in the case of the Co-Issuers).

                  (d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

                  (e) This Agreement and the Notes constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except in writing signed by (i) the Company and (ii)(A) if such modification or amendment relates to the Restricted Stock, the holders of not less than a majority of the shares of Restricted Stock then outstanding (assuming for this purpose that all Notes have been converted into shares of Restricted Stock) and (B) if such modification or amendment relates to the Restricted Notes, Intermediate Holdco, and the holders of not less than a majority in aggregate principal amount of Restricted Notes then outstanding; PROVIDED that any modification or amendment that adversely affects the rights or privileges of any holder of Restricted Stock or Restricted Notes, as the case may be, and does not affect the other holders of Restricted Stock or Restricted Notes, respectively, in a substantially similar manner shall require the prior consent of such adversely affected holder.

                  (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (g) Headings of articles, sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not affect the interpretation or be deemed to constitute a part hereof.

                                                                       EXHIBIT E
                                                                       ---------



         Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein sometimes called this "AGREEMENT") shall be a binding agreement between the Co-Issuers and you.


                                Very truly yours,


                                SPECTRASITE HOLDINGS, INC.


                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:



                                SPECTRASITE INTERMEDIATE HOLDINGS, LLC

                                By SpectraSite Holdings, Inc.


                                By:
                                    -------------------------------------------
                                    Name:
                                    Title:



AGREED TO AND ACCEPTED
as of the date first above written.


WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By WCAS VIII Associates, L.L.C., General Partner

By:
      ---------------------------------
      Name:
      Title:


WELSH, CARSON, ANDERSON & STOWE IX, L.P.

By WCAS IX Associates, L.L.C., General Partner


By:
      ---------------------------------
      Name:
      Title:

Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Thomas E. McInerney
Robert A. Minicucci
Lawrence B. Sorrel
Anthony J. de Nicola
Paul B. Queally
IRA FBO Jonathan M. Rather
D. Scott Mackesy
Sanjay Swani
IRA FBO John D. Clark
IRA FBO James R. Matthews
Sean Traynor
John Almeida
Eric J. Lee
Andrew M. Paul
Laura VanBuren
Priscilla A. Newman


By:
      ---------------------------------
      Name:
      Individually and
      as Attorney-in-Fact



/s/ Kenneth Melkus
---------------------------------------
KENNETH MELKUS



TRUST U/A DATED 11/26/84
FBO ERIC WELSH


By:   /s/ Carol Ann Welsh
      ---------------------------------
      Name:  Carol Ann Welsh
      Title: Trustee



TRUST U/A DATED 11/26/84
FBO RANDALL WELSH


By:   /s/ Carol Ann Welsh
      ---------------------------------
      Name:  Carol Ann Welsh
      Title: Trustee

TRUST U/A DATED 11/26/84
FBO JENNIFER WELSH


By:   /s/ Carol Ann Welsh
      ---------------------------------
      Name:  Carol Ann Welsh
      Title: Trustee